SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                          American Medical Alert Corp.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572
                            -------------------------

                                  June 18, 2004

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of American Medical Alert Corp., a New York corporation (the "Company"), to be held on Thursday, July 22, 2004, commencing at 10:00 A.M., Eastern time, at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement, which accompany this letter. We request that you read these documents carefully.

         We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly mark, date, sign and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

                                         Sincerely,

                                         HOWARD M. SIEGEL
                                         Chairman and Chief Executive Officer



         IT IS  IMPORTANT  THAT YOU MARK,  DATE,  SIGN AND
         RETURN  THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 22, 2004

To the Shareholders of American Medical Alert Corp.:


         NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of American Medical Alert Corp. (the "Company") will be held on Thursday, July 22, 2004, commencing at 10:00 A.M., Eastern time, at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174, to consider and act upon the following matters:

         1. The election of 7 directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

         2. The ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

         3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying proxy statement. The close of business on June 14, 2004, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

                                         By Order of the Board of Directors,

                                         JOHN ROGERS
                                         Secretary

Oceanside, New York
June 18, 2004

     =======================================================================
     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
     =======================================================================

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572
                            -------------------------

                              _____________________

                                 PROXY STATEMENT
                              _____________________


         This proxy statement is furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of American Medical Alert Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of its Board of Directors of proxies (the "Proxy" or "Proxies") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, July 22, 2004, commencing at 10:00 A.M., Eastern time, at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting of Shareholders, this proxy statement, Proxies and annual report is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph, email or personal interview. The mailing date of this Proxy Statement is on or about June 18, 2004.

         Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors, and FOR the ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

         It is important that your shares are represented at the Meeting, and, therefore, all shareholders are cordially invited to attend the Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Meeting, you may vote your shares in person, even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to John Rogers, the Secretary of the Company, at the address set forth above, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy. If you hold your shares in "street name" you may revoke or change your vote by submitting new instructions to your broker or nominee.

          OUTSTANDING VOTING SECURITIES, QUORUM AND VOTING REQUIREMENTS

         The close of business on June 14, 2004, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. As of the Record Date, there were 7,870,506 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter to come before the Meeting.

         A majority of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Votes withheld in the election of directors, and abstentions and broker non-votes on any matter, are included in determining whether a quorum is present.

         Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director.

         Ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004, requires the affirmative vote of a majority of votes cast at the Meeting; abstentions and broker non-votes, if any, will not be counted as votes "cast" with respect to such matter.

         ---------------------------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
         ---------------------------------------------------------------


         At the Meeting, shareholders will elect 7 directors to serve on the Company's Board of Directors until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received FOR the election of Howard M. Siegel, James LaPolla, Frederic Siegel, Ronald Levin, Yacov Shamash, Delphine Mendez de Leon and Jack Rhian (collectively, the
"Nominees") to serve as directors upon their nomination at the Meeting. All Nominees currently serve on the Board of Directors. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies will have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the existing Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The current directors and current executive officers of the Company, their ages and present positions with the Company are as follows:

NAME                       AGE    POSITION WITH THE COMPANY
----                       ---    -------------------------

Howard M. Siegel           70     Chairman of the Board, President,
                                  Chief Executive Officer and Director
Jack Rhian                 49     Executive Vice President, Chief Operating
                                  Officer and Director
Frederic S. Siegel         34     Senior Vice President - Business Development
                                  and Director
Ronald Levin               69     Director
Yacov Shamash, PH.D        54     Director
James F. LaPolla           54     Director
Delphine Mendez de Leon    48     Director
Richard Rallo              40     Chief Financial Officer


                    INFORMATION ABOUT DIRECTORS AND NOMINEES

         All of our directors are elected for a one-year term, and serve until the next subsequent annual meeting. Set forth below is certain information with respect to each of the Nominees.

         HOWARD M. SIEGEL, 70, has been the Company's Chairman of the Board, President and Chief Executive Officer and a director over the past five years. Mr. Siegel also served as the Company's Chief Financial Officer prior to September 1996.

         JACK RHIAN, 49, has been a director of the Company since October 2002 and Executive Vice President and Chief Operating Officer since August 2002. He joined the Company in January 2000 as Vice President and Chief Operating Officer. From November 1994 until February 1999, he served as Executive Vice President and Chief Operating Officer of Transcare New York, Inc., a medical transportation company. From March 1988 through November 1994 he served as Chief Operating Officer of Nationwide Nassau Ambulance Service. Previously, Mr. Rhian held senior management positions in companies which deliver healthcare services. Mr. Rhian holds a Masters degree in Public Administration from New York University.

         FREDERIC S. SIEGEL, 34, has been a director of the Company since September 1998, is the Company's Senior Vice President - Business Development and had also served as Vice President of Sales and Marketing for the Company since July 1998. Mr. Siegel joined the Company in April 1994 and has held various sales and marketing positions with the Company. From October 1991 to October 1994, Mr. Siegel served as a benefits consultant for J.N. Savasta Corp. Mr. Siegel also serves as a director of Nursing Sister Homecare, a division of Catholic Health Services of Long Island.

         RONALD LEVIN, 69, has been a director of the Company since August 2001. He has also been the President of Ron Levin Associates, a financial consulting firm, since 1984. Since 1997, Mr. Levin has been a member at Eye Contact LLC, a Cohen's Fashion Optical franchise and since 1996, a member at Bayshore Eyes LLC, a Sterling Optical franchise. Mr. Levin is currently a licensed stock broker with Investec Earnst & Co. He served as Executive Vice President of D.A. Campbell Co., an international institutional stock brokerage firm, through 1998.

         YACOV SHAMASH, PH.D., 54, has been director of the Company since August 2001. He also serves as the Dean of the College of Engineering of the State University of New York at Stony Brook, a position he has held since 1992. Since 1990, he has served on the Board of Directors of KeyTronic Corporation, a computer hardware manufacturer. Since December 2003, he has served on the Board of Directors of Manchester Technologies, an integrator and reseller of computer systems. Since January 2004, he has served on the Board of Directors of Netsmart Technologies, a software solutions provider to the healthcare market.

         JAMES F. LAPOLLA, 54, has been a director of the Company since being appointed in September 2000. Since 1982, Mr. LaPolla has been the President and Chief Executive Officer of Home Health Management Services, Inc, a 501(c)(3) Not-for-Profit Community based Home Care Program.

         DELPHINE MENDEZ DE LEON, 48, has been a director of the Company since August 2002. Ms. Mendez de Leon has been, since 2001, a manager at Cap Gemini Ernst & Young, Inc., a healthcare strategy transformation consulting firm, where she managers healthcare system strategy transformation, span of control and overhead improvement efforts. From 2000 and prior to joining Cap Gemini Ernst & Young, Inc. Ms. Mendez de Leon was an independent consultant and advised various healthcare companies and hospitals, including the Company, in connection with the development of business plans, market research and program development. From 1994 to 2000, Ms. Mendez de Leon was with The Brooklyn Hospital Center, where she served as Vice-President of Operations and Planning and was responsible for administrative oversight of various medical departments, was involved in market and financial analysis, business planning, and directed 250 employees. Ms. Mendez de Leon holds an MBA from Columbia University School of Business and a Masters in Public Health from Columbia University School of Public Health.

     NON-DIRECTOR-SIGNIFICANT OFFICERS

         RICHARD RALLO, 40, has been the Company's Chief Financial Officer since April 1, 2003 and joined the Company in February 2001 as the Controller. From May 1997 to February 2001, Mr. Rallo served as the Chief Financial Officer of Tradewell, Inc., a barter company. From October 1994 to April 1997, Mr. Rallo served as the Controller of Connoisseur Communications Partners L.P., a company that owned and operated radio stations. Mr. Rallo is a Certified Public Accountant and has a BS in accounting from the University of Denver.

         JOHN ROGERS, 57, joined the Company in 1984 as the Manager of the Emergency Response, Installation and Service Center. He became the Company's Vice President, Operations in July 1993. Additionally, he has been the Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation, a burglar alarm Company from 1969 through May 1984 as Installation & Service Manager.

         There is no family relationship between any of the directors, executive officers or significant officers of the Company, with the exception of Howard M. Siegel and Frederic S. Siegel. Howard M. Siegel is the father of Frederic S. Siegel.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held 8 meetings and took action by unanimous written consent two times during fiscal year 2003. All of the directors attended at least 75% of the meetings of the Board of Directors during fiscal year 2003. Four of the Seven members of the Board of Directors are independent as defined in Rule 4200(a)(15) of the National association of Securities Dealers' listing standards.

         The Company's Board of Directors has a separate Audit Committee, Compensation Committee and Nominating Committee.

         The Audit Committee currently consists of Mr. LaPolla, Mr. Shamash, and Mr. Levin, each of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and in Rule 10A-3 of the Securities and Exchange Act of 1934. The Board of Directors has determined that none of its current members meets the standard of an audit committee "financial expert," as defined by the SEC. The Company is currently in the process of seeking an audit committee financial expert. The function of the Audit Committee is to review and advise the Board of Directors of the Company with respect to matters concerning the financial condition and operations of the Company, including reviewing and discussing the Company's annual audited and quarterly financial statements and disclosures, to select the independent auditors for the Company, and determine the scope of their engagement and their compensation, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee, adopted by the Board of Directors, a copy of which is attached as Appendix A hereto. The Audit Committee reviews and reassesses its Charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below. For the fiscal year 2003, the Audit Committee held 5 meetings, at which all committee members attended, and took no action by unanimous written consent for fiscal year 2003.

         The Compensation Committee currently consists of Mr. LaPolla, Mr. Levin and Mr. Shamash, each of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The function of the Compensation Committee is to recommend to the Board of Directors relevant compensation actions and to attend to such matters relating to compensation as may be prescribed by the Board of Directors. For the fiscal year 2003, the Compensation Committee held 8 meetings, at which all committee members attended, and took no action by unanimous written consent for fiscal 2003.

         The Nominating Committee was created in 2004, and currently consists of Mr. LaPolla, Mr. Levin, Mr. Shamash and Ms. Mendez de Leon, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASD's listing standards. The function of the Nominating Committee is to consider and recommend to the Board candidates for appointment or election as directors. The specific functions and responsibilities of the Nominating Committee are set forth in a written charter of the Nominating Committee, adopted by the Board of Directors, a copy of which is attached as Appendix B hereto.

         A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors. In recommending director candidates, the Nominating Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of the healthcare industry, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as sell as the candidate's ability to devote the required time and effort to serve on the Board.

         The Nominating Committee will consider for nomination candidates recommended by shareholders if the shareholders comply with the following requirements, as well as the requirements set forth in Article II, Section 14 of the Company's Bylaws (filed as Exhibit 3.1 to the Company's Form 10-QSB for the quarter ended September 30, 2003): If a shareholder wishes to recommend a candidate to the Nominating Committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Nominating Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Nominating Committee of the Company at the Company's address and must be received in a timely manner as specified in the Company's Bylaws (these timing requirements are not applicable to persons nominated by or at the direction of the Board of Directors). The timing requirements with respect to next year's annual meeting are described in the section of this proxy statement entitled "Shareholder Proposals." The Nominating Committee may request further information if it determines a potential candidate may be an appropriate nominee.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, American Medical Alert Corp., 3265 Lawson Blvd., Oceanside NY 11572. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communications" is a communication from a person claiming to be a shareholder in the communication, and the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

         The Board of Directors encourages all of its members to attend the Company's annual meeting of shareholders so that each director may listen to any concerns that shareholders may have that are raised at the annual meeting. All of the members of the Board of Directors attended the Company's 2004 annual meeting of shareholders.

     AUDIT COMMITTEE REPORT

         During fiscal year 2003, the Audit Committee reviewed and discussed with management of the Company and with Margolin, Winer & Evens, LLP the independent auditors of the Company, the audited financial statements of the Company as of December 31, 2001, 2002 and 2003, and for each of the three years then ended, respectively (the "Audited Financial Statements"). In addition, the Audit Committee discussed with Margolin, Winer & Evens, LLP the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

         The Audit Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee also discussed with management of the Company and the independent auditors such other matters and received such assurances from them as it deemed appropriate.

         Management is responsible for the Company's internal controls and the financial reporting process. Margolin, Winer & Evens, LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereupon. The Audit Committee's responsibility is to monitor and oversee these processes.

         Based on the foregoing review and discussions and a review of the report of the independent auditors with respect to the Audited Financial Statements, and relying thereon, the Audit Committee has recommended to the Company's Board of Directors the inclusion of the Company's Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

                                         Audit Committee

                                         James LaPolla
                                         Yacov Shamash
                                         Ronald Levin

COMPENSATION OF DIRECTORS

         The Company does not compensate its Directors who are also employees of the Company for their service as Directors. Non-employee Directors receive cash and stock option compensation for their service as Directors of the Company, as determined on a yearly basis by the Board of Directors. In the fiscal year ended December 31, 2003, each non-employee Director received a $1,500 annual retainer, $750 for each meeting of the Board of Directors attended and $250 for attendance at each meeting of a committee of the Board of Directors. In addition, for the fiscal year 2003, each non-employee Director received fully vested 10 year stock options to purchase 5,000 shares of the Company's Common Stock, exercisable at the market price of such Common Stock on the date of grant.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table contains a summary of the number of shares of Common Stock of the Company to be issued upon the exercise of options, warrants and rights outstanding at December 31, 2003, the weighted-average exercise price of those outstanding options, warrants and rights, and the number of additional shares of Common Stock remaining available for future issuance under the plans as at December 31, 2003.

                                                                                          Number of securities
                                                                                          remaining available for
                                 Number of Securities to         Weighted-average         the future issuance under
                                 be issued upon exercise         exercise price of        equity compensation
                                 of outstanding options,         outstanding options,     plans (excluding securities
Plan Category                    warrants and rights             warrants and rights      reflected in column (a))
-------------                    -----------------------         --------------------     ---------------------------
Equity Compensation plans
approved by security holders         1,620,207                      $2.68                      212,982

Equity Compensation plans
not approved by security                     -                          -                            -
holders


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the ownership of shares of the Company's Common Stock, as of June 14, 2004, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director, (c) the executive officers named in the Summary Compensation Table under the caption "Executive Compensation" and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.


            Name and Address                   Amount and Nature of                 Percent of
           Beneficial Owner(1)                 Beneficial Ownership                  Class(2)
           -------------------                 --------------------                 ----------
Howard M. Siegel                                    1,222,641(3)                       15.0%

Ron Levin                                             173,050(4)                        2.2%
184 Greenway Road
Lido Beach, NY 11561

Delphine Mendez de Leon                                20,000(5)                          *
119 McCormack Road North
Slingerlands, New York 12159



                                      -8-

Frederic S. Siegel                                    356,687(6)                        4.4%

James F. LaPolla                                       25,000(7)                          *
Home Health Management Services, Inc.
853 Broadway
New York, NY 10003

Yacov Shamash, PH.D.                                   27,000(8)                          *
7 Quaker Hill Road
Stony Brook, NY 11790

Jack Rhian                                            259,853(9)                        3.2%

John Lesher                                                 0                             *

Richard Rallo                                          71,926(10)                         *

Gregory Fortunoff                                     563,800(11)                       7.2%
200 East 72nd Street
New York, NY 10021

All directors and executive                         2,156,157(12)                      24.6%
officers as a group
(9 persons)

----------
(1) Except as otherwise indicated, the address of each individual listed is c/o the Company at 3265 Lawson Boulevard, Oceanside, New York 11572.

(2) Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3)      Includes 255,922 shares subject to currently exercisable stock options.

(4) Includes 25,000 shares subject to currently exercisable stock options. Includes 25,000 shares owned by Mr. Levin's wife, to which Mr. Levin disclaims beneficial ownership.

(5) Consists of 20,000 shares subject to currently exercisable stock options.

(6)      Includes 254,087 shares subject to currently exercisable stock options.

(7) Consists of 25,000 shares subject to currently exercisable stock options.

(8)      Includes 25,000 shares subject to currently exercisable stock options.

(9) Consists of 211,853 shares subject to currently exercisable stock options, and 48,000 shares owned by Mr. Rhian's wife.

(10)     Includes 66,926 shares subject to currently exercisable stock options.

(11) Based on information provided in a Schedule 13D filed by the reporting person on August 5, 2003.

(12)     Includes options  indicated in notes (3), (4), (5), (6), (7), (8), (9), and (10).

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer, and the four most highly compensated employees, including three executive officers who were serving at the end of the fiscal year ended December 31, 2003, each of whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2003, for services rendered in all capacities to the Company and its subsidiaries during the Company's 2001, 2002 and 2003 fiscal years. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."


                                                                                                   Long-Term
                                                               Annual Compensation               Compensation
Name and Principal                                           ------------------------            ------------
Position                                  Year               Salary             Bonus             Options(#)
------------------                        ----               ------             -----             ----------
Howard M. Siegel                          2003              $308,000                --                 8,500
  Chairman of the                         2002              $320,000            $5,000                35,730
  Board, President                        2001              $290,000            $7,500                18,750
  and Chief Executive
  Officer

Jack Rhian                                2003              $178,750                --                 5,000
  Executive Vice                          2002              $161,667            $5,000                88,199
  President and Chief                     2001              $125,000            $6,000                18,654
  Operating Officer

John Lesher                               2003              $130,210                --                $3,500
  Vice President-                         2002              $132,083            $3,000                81,645
  Engineering*                            2001              $113,077            $3,000                15,000


Frederic S. Siegel                        2003              $181,500(1)             --                20,317
  Senior Vice President-                  2002              $175,000            $7,500                13,079
  Business Development                    2001              $107,736            $7,500               108,154

Richard Rallo                             2003              $134,167                --                43,800
  Chief Financial Officer                 2002              $123,750            $2,500                23,126
                                          2001              $100,833            $2,500                10,000

----------

(1) Includes $17,650 accrued by the Company at December 31, 2003, all of which has been paid as of June 14, 2004.
*        Mr. Lesher has resigned as the VP of Engineering as of February 4, 2004

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted during the Company's 2003 fiscal year to the Named Executive Officers. All such options were granted under the Company's 2000 Stock Option Plan or the 1997 Stock Option Plan.

                                                              Percent of
                                                            Total Options
                                                              Granted to
                                           Number of         Employees in          Exercise Price
              Name                          Options           Fiscal Year             Per Share       Expiration Date
              ----                         ---------        -------------          --------------     ---------------
Howard M. Siegel                              8,500              3.7%                  $2.29             01/28/13

Jack Rhian                                    5,000              2.1%                  $2.29             01/28/13

John Lesher                                   3,500              1.5%                  $2.29             01/28/13

Frederic S. Siegel                            6,400              2.8%                  $2.29             01/28/13
                                             13,917              6.0%                  $1.98             04/08/13

Richard Rallo                                 3,800              1.6%                  $2.29             01/28/13
                                             10,000              4.3%                  $2.00             02/01/08
                                             30,000             12.9%                  $2.50             11/05/13

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

         The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 2003 and the number and value at December 31, 2003 of shares of Common Stock subject to unexercised options held by the Named Executive Officers.


                                                                                  Number of
                                                                                  Securities              Value of
                                                                                  Underlying            Unexercised
                                                                                 Unexercised            In-the-Money
                                                                                 Options/SARs         Options/SARs at
                                                                                at FY-End (#)            FY-End ($)
                             Shares Acquired                                     Exercisable/           Exercisable/
         Name                On Exercise (#)       Value Realized ($)           Unexercisable          Unexercisable
         ----                ---------------       ------------------           -------------         --------------
Howard M. Siegel                    --                     --                       279,922/0             $252,474/0

Jack Rhian                          --                     --                  186,853/25,000             $248,756/0

John Lesher                       48,592                $109,625                98,320/15,000              $66,277/0

Frederic S. Siegel                  --                     --                       205,055/0             $364,608/0

Richard Rallo                       --                     --                   76,926/10,000         $88,681/12,500

     EMPLOYMENT AGREEMENTS:

         On August 12, 2003, the Company entered into an employment agreement with Mr. Howard M. Siegel pursuant to which he is employed full-time as the Company's Chairman of the Board, President and Chief Executive Officer. The agreement has a term of three years and four and a half month and expires in December 2006. The agreement provides for an annual base salary of $300,000 per annum during the period beginning August 12, 2003 and ending December 31, 2003, and $315,000, $330,750 and $347,288 in each of the subsequent three fiscal years, respectively.

         Mr. Siegel's agreement originally provided for the payment of additional bonus compensation based on the Company's attainment of certain pre-tax income levels each year. Mr. Siegel has waived the payment of any such additional bonus payment for 2003, and his employment agreement has been amended to remove any entitlement to future bonus payments for the remainder of the term of such agreement.

         In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Siegel shall be entitled to receive his base salary for a period of one year from the date of his disability.

         In the event of his death during the term of the employment agreement, Mr. Siegel's estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

         In addition, in the event there is a change in control and Mr. Siegel's employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Siegel will be entitled to his base salary and any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years.

         The Company and Mr. Frederic S. Siegel, the Company's Senior Vice President, Business Development, were parties to a three-year Employment Agreement which expired on December 31, 2003, under the terms of which, the Senior Vice President, Business Development received annual base salaries of $163,804 in 2003, $200,000 in 2002 and $175,000 in 2001. The agreement also provided for additional cash and option based compensation in 2003 based upon the Company achieving certain gross revenue and pre-tax income levels. Mr. Frederic S. Siegel earned $17,650 and received a 10 year option to purchase 30,530 shares of the Company's Common Stock, at an exercise price of $4.24 per share, all of which are vested, based on achievement of certain gross revenue and pre-tax income targets, respectively. Mr. Frederic Siegel has waived the payment of his pre-tax income targets cash bonus payment for 2003.

         On June 15, 2004, the Company entered into an employment agreement with Mr. Frederic Siegel, pursuant to which he is employed full time as the Company's Senior Vice President-Business Development. The agreement has a term of two years and expires on December 31, 2005. The Agreement provides for an annual base salary of $200,000, subject to annual review by the Board of Directors for possible increases. The employment agreement is only terminable for certain "cause" events. In the event that the Company chooses not to renew such agreement on terms no less favorable upon its expiration, Mr. Frederic Siegel will be entitled to a severance payment equal to 12 months of his then current base salary. In addition, as an inducement to entering into the agreement, Mr. Frederic Siegel received a 10 year option to purchase 35,000 shares of the Company's Common Stock, at an exercise price of $4.24 per share, all of which are fully vested.

         In the event that Mr. Frederic Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180)
consecutive  days  or an  aggregate  of  more  than  one  hundred  eighty  (180)
consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Frederic Siegel shall be entitled to receive his base salary and other benefits payable through the date of such termination.

         In the event of his death during the term of the employment agreement, Mr. Frederic Siegel's estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

         In addition, in the event there is a change in control and Mr. Frederic Siegel's employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Frederic Siegel will be entitled to his base salary and any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years.

         On February 1, 2002, the Company entered into an amended employment agreement with Mr. Jack Rhian. The amended agreement has a term of three years and expires in January 2005, unless earlier terminated pursuant to the provisions of the Agreement dated January 31, 2000 and the provisions set forth in this agreement. The agreement provides for an annual base salary of $165,000, $180,000 and $200,000 in each fiscal year of the contract. In the event that the Company terminates Mr. Rhian's employment without cause during the term of his employment agreement or chooses not to renew such agreement upon its expiration, Mr. Rhian will be entitled to a severance payment equal to 12 months of his then current base salary. In addition, Mr. Rhian received options to purchase up to 80,000 shares of the Company's Common Stock, of which options to purchase 30,000 shares were granted at an exercise price of $3.25 per share, 25,000 at an exercise price of $3.50 and 25,000 shares at an exercise price of $4.00. Options to purchase 30,000 shares vested on January 31, 2002, 25,000 vested on January 31, 2003 and 25,000 shares vested on January 31, 2004. The term of the options is ten years from the date of grant.

         Mr. Rhian's agreement originally provided for the payment of additional bonus compensation based on the Company's attainment of certain pre-tax income levels each year. Mr. Rhian has waived the payment of any such additional bonus payment for 2003, and his employment agreement has been amended to remove any entitlement to future bonus payments for the remainder of the term of such agreement.

         In the event that Mr. Rhian should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Rhian shall be entitled to receive his base salary for a period of one (1) year from the date of such termination.

         In the event of his death during the term of the employment agreement, Mr. Rhian's estate or such other person as he designated would have been entitled to receive an amount equal to (i) four (4) months of Mr. Rhian's base salary, in the event of death during the first year of the employment agreement, eight (8) months of Mr. Rhian's base salary, in the event of death during the second year of the employment agreement, or (ii) twelve (12) months of Mr. Rhian's base salary, in the event of death during the third year of the employment agreement.

         In addition, in the event there is a change in control and Mr. Rhian's employment with the Company is terminated his within 180 days following such change in control under certain conditions, Mr. Rhian will be entitled to his base salary and any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation for the past 5 years.

         On June 15, 2004, the Company entered into an employment agreement with Mr. Richard Rallo, pursuant to which he is employed full time as the Company's Chief Financial Officer. The agreement has a term of three years and expires on December 31, 2006. The Agreement provides for an annual base salary of $145,000, subject to annual review by the Board of Directors for possible increases. In the event that the Company terminates Mr. Rallo's employment without cause during the term of his employment agreement, Mr. Rallo will be entitled to a severance payment equal to 6 months of his then current base salary. In addition, as an inducement to entering into the agreement, Mr. Rallo received a 10 year option to purchase 5,000 shares of the Company's Common Stock, at an exercise price of $4.24 per share, all of which are fully vested.

         In the event that Mr. Rallo should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Rallo shall be entitled to receive his base salary and other benefits payable through the date of such termination.

         In the event of his death during the term of the employment agreement, Mr. Rallo's estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

         In addition, in the event there is a change in control and Mr. Rallo's employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Rallo will be entitled to his base salary and any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years.

         On February 1, 2002 the Company entered into an employment agreement with Dr. John Lesher pursuant to which he was employed full-time as the Company's Vice President of Engineering. The agreement had a term of three years and was to expire in January 2005. The agreement provided for an annual base salary of $135,000, $150,000 and $170,000 in each fiscal year of the contract. In addition, Dr. John Lesher received options to purchase up to 75,000 shares of the Company's Common Stock, of which options to purchase 30,000 shares were granted at an exercise price as of $3.25 per share, 30,000 at an exercise price of $3.50 and 15,000 shares at an exercise price of $4.00, and all of which have been exercised, and the shares issuable pursuant thereto sold, by Mr. Lesher. On February 4, 2004 Dr. Lesher resigned as the Vice President of Engineering, and agreed to remain as an employee through April 30, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's executive offices and the back-up Emergency Response Center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. On January 1, 1995, the Company entered into a five-year operating lease with Howard M. Siegel, Chairman of the Board, Chief Executive Officer and President of the Company. In February 1998 the lease for this space and the adjoining 8,000 square foot parking lot was extended until September 30, 2007 (the "Lease"). The Lease provides for a base annual rent of $74,600, subject to a 5% annual increase plus reimbursements for real estate taxes and other operating expenses. In October 1997, the Company entered into a separate ten-year operating lease (the "1997 Lease"), for an additional 2,200 square feet of office space located in an adjacent building owned by Add on Properties, LLC, owned by Mr. H. Siegel. The 1997 Lease calls for an initial minimum annual rent of $36,000, subject to a 5% annual increase plus reimbursement for real estate taxes. In November 1999, an Addendum to the 1997 Lease was entered into for an additional 2,200 square feet at an annual rent of $39,600 subject to the same terms and conditions stated in the original lease. The Company believes that both leases have terms which are competitive and customary.

         The Company has entered into an employment  agreements  with Mr. Howard
M. Siegel Mr. Jack Rhian, Mr. Frederic Siegel and Mr. Richard Rallo. See "Employment Agreements" above.

         The Company employs Joy Siegel as Vice President of Provider Relations. In 2003, the Company paid Ms. Siegel a salary of $80,000. Ms. Siegel is the daughter of Mr. Howard M. Siegel.

         Mr. H. Siegel owed the Company $123,532 at December 31, 2001 for certain advances made to him. In July 2002, the amount due from Mr. H. Siegel, plus accrued interest, was converted into a promissory term loan. The loan bears interest at a rate of 5% per annum and is payable in monthly installments of principal and interest through September 1, 2009. The amount outstanding at December 31, 2003 and 2002 was $143,391 and $164,394, respectively.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Ms. Mendez de Leon and Messrs Levin, LaPolla, Shamash and Rallo each failed to timely file a Statement of Changes of Beneficial Ownership on Form 4, and their respective holdings have since been reported on an Annual Statement of Changes of Beneficial Ownership on Form 5. Mr. Howard Siegel, Mr. Frederic Siegel and Mr. Shamash each failed to timely file an Annual Statement of Changes of Beneficial Ownership on Form 5, all of which have since been filed. The Company is not aware of other late filings, or failures to file, any other reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2003.

     CODE OF ETHICS

         The Company's Board adopted a Code of Ethics which applies to all of the Company's directors, executive officers and employees. The Code of Ethics is available upon request to the Company's Chief Executive Officer at 3265 Lawson Blvd., Oceanside, NY 11572.

     REQUIRED VOTE

         Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting, but will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owner by the tenth day before the Meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting. In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.


               --------------------------------------------------
               THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY.
               --------------------------------------------------

               --------------------------------------------------
                                   PROPOSAL 2
                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS
               --------------------------------------------------

         The Board of Directors believes that it is desirable to request the shareholders of the Company to ratify the Audit Committee's selection of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ended December 31, 2004. Ratification of the selection is not required by law, and the Company is not required to take any action if the shareholders fail to ratify the selection of Margolin, Winer & Evens, LLP as the Company's independent auditors.

     INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Margolin, Winer & Evens, LLP has served as the independent auditors of the Company since 1995. The Audit Committee of the Board of Directors has appointed Margolin, Winer & Evens, LLP to continue as the independent auditors of the Company for the fiscal year ending December 31, 2004.

         A representative of Margolin, Winer & Evens, LLP is expected to be present at the Meeting to respond to appropriate questions from shareholders and to make a statement if such representative desires to do so.

     AUDIT FEES

         Audit fees billed to the Company by Margolin, Winer & Evens, LLP for its audit of the Company's financial statements and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for 2003 and 2002 totaled $130,000 and $130,000, respectively.

     TAX FEES

         Tax fees billed to the Company by Margolin, Winer & Evens, LLP for its tax returns for the fiscal year 2003 and 2002 were $15,000 each year.

     OTHER FEES

         Other fees billed to the Company by Margolin, Winer & Evens, LLP for all other non-audit or tax services rendered to the Company, including profit sharing plan and acquisition due diligence services for the fiscal year 2003 and 2002 totaled $31,400 and $37,934, respectively.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES

         The Audit Committee has adopted a procedure under which all fees charged by Margolin, Winer & Evens, LLP must be pre-approved by the Audit Committee, subject to certain permitted statutory de minimus exceptions.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage Margolin, Winer & Evens, LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2003.

     REQUIRED VOTE

         The affirmative vote of a majority of the votes cast at the Meeting will be required to ratify the appointment of Margolin Winer & Evens, LLP as auditors of the Company for the fiscal year ending December 31, 2004. Abstentions and broker non-votes, if any, will not be counted as votes "cast" with respect to this matter. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the Meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the Meeting.

 -------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF MARGOLIN, WINER & EVENS, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004
 -------------------------------------------------------------------------------

                                  MISCELLANEOUS

     SHAREHOLDER PROPOSALS

Under SEC regulations and the Company's Bylaws, shareholder proposals intended to be presented at the Company's annual meeting of shareholders to be held in 2005 and to be included in the Company's proxy statement relating to that meeting must be received by the Company not later than February 18, 2005. Such proposals relating to possible director nominees should be addressed to the attention of the Nominating Committee, c/o John Rogers, the Company's Secretary, and all other proposals should be addressed to John Rogers, the Company's Secretary, in each case at the address set forth above. Under SEC regulations and the Company's Bylaws, notices of shareholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not to be included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after February 18, 2005. Under the Company's Bylaws, any proposals submitted after February 18, 2005 will be excluded from consideration at the 2005 annual meeting of shareholders.

     CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION

No shareholder action is required with respect to the following information that is included to fulfill the requirements of Section 725 and 726 of the Business Corporation Law of the State of New York.

Effective April 21, 2004, the Company purchased Directors & Officers ("D&O") Liability insurance for a one year term providing for reimbursement, with certain exclusions and deductions, to: (a) the Company and its subsidiaries for payment they make to indemnify directors, trustees, officers and assistant officers of the Company and its subsidiaries (b) directors, trustees, officers and assistant officers for losses, costs and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by the Company and its subsidiaries, and (c) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurer is Great American Insurance Company. The total cost of the D&O Liability insurance through April 20, 2005 was $38,000. The
Company is also party to indemnification agreements with its directors and officers, pursuant to which the Company has agreed to indemnify such directors and officers from certain expenses incurred in connection with certain actions taken by such director or officer in their capacity as such.

     OTHER MATTERS

The Board of Directors is unaware of other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the accompanying Proxy will vote Proxies as in their discretion they may deem appropriate, unless they are directed by a Proxy to do otherwise.

     PROXIES

All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

     ANNUAL REPORT TO SHAREHOLDERS

The Company's 2003 Annual Report to Shareholders has been mailed to shareholders simultaneously with the mailing of this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                                         By Order of the Board of Directors,



                                         JOHN ROGERS
June 18, 2003                            Secretary

                                   APPENDIX A


                          AMERICAN MEDICAL ALERT CORP.
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                                    ARTICLE I

                                    PURPOSES

The purposes of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of American Medical Alert Corp. (the "Company") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and to assist the Board in fulfilling the Board's oversight responsibilities with respect to:

           o  the integrity of the Company's financial statements;
           o  the Company's compliance with legal and regulatory requirements;
           o  the independent auditors' qualifications and independence; and
           o  the performance of the independent auditors.

The Committee shall also have the responsibility for the Committee's report, made pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be included in the Company's annual proxy statement.

                                   ARTICLE II

                          COMPOSITION OF THE COMMITTEE

SECTION 1. NUMBER. The Committee shall consist of no fewer than three members of the Board, as determined by the Board.

SECTION 2. QUALIFICATIONS. Each Committee member shall have all of the following qualifications:

         A. Each Committee member shall meet the independence criteria of the Nasdaq Marketplace rules for audit committees and Rule 10A-3 of the Exchange Act, as amended, modified or supplemented from time to time.

         B. Each Committee member shall, at the time of his or her appointment, satisfy all other requirements imposed by the securities exchange on which the Company's common stock is principally traded.

SECTION 3. APPOINTMENT AND REMOVAL. The Board shall appoint Committee members and appoint a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a member of the Board.

                                  ARTICLE III

                             DUTIES OF THE COMMITTEE

The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. As used in this Charter, the term "independent auditor" means any independent auditor, including one constituting a "registered public accounting firm" (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

                                   ARTICLE IV

                        RESPONSIBILITIES OF THE COMMITTEE

SECTION 1. RETAIN THE INDEPENDENT AUDITORS. The Committee shall directly (1) appoint, retain, terminate and determine the compensation of and oversee the work of the independent auditors, (2) oversee the resolution of disagreements between the Company's management and the independent auditors, (3) preapprove all audit services provided by the independent auditors, and (4) preapprove any non-audit services with the independent auditors, subject to the de minimus exception contained in Section 10A of the Exchange Act. The Committee may delegate the authority to grant preapprovals and approvals required by Section 10A of the Exchange Act for services provided by independent auditors to one or more independent members of the Committee, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

SECTION 2. REVIEW AND DISCUSS THE AUDITORS' QUALITY CONTROL. The Committee shall, at least annually, receive from the Company's independent auditors (1) a summary of the results of the most recent internal quality control review, or peer review, of the firm, (2) a summary of significant inquiries or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (3) a summary of any steps taken to deal with any such issues.

SECTION 3. REVIEW AND DISCUSS THE INDEPENDENCE OF THE AUDITORS. In connection with the retention of the Company's independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the independent auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors, rotation of lead and concurring audit partners and restrictions on hiring of employees or partners of the independent auditors. The Committee shall be responsible for (1) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (2) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors, and
(3) taking appropriate action in response to the auditors' report to satisfy itself of the auditors' independence.

SECTION 4. REVIEW AND DISCUSS THE AUDIT PLAN. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

SECTION 5. REVIEW AND DISCUSS CONDUCT OF THE AUDIT. The Committee shall review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including  (1)  any  restriction  on  audit  scope  or on  access  to  requested information, (2) any significant disagreements with management, and (3) significant issues discussed with the independent auditors' national office. The Committee shall seek to resolve all disagreements between management and the independent auditors regarding financial reporting.

SECTION 6. REVIEW AND DISCUSS FINANCIAL STATEMENTS AND DISCLOSURES. The Committee shall review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the Securities and Exchange Commission ("SEC").

SECTION 7. REVIEW AND DISCUSS THE SYSTEMS OF INTERNAL ACCOUNTING CONTROLS. The Committee shall review and discuss with the independent auditors the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

SECTION 8. REVIEW AND DISCUSS THE AUDIT RESULTS. The Committee shall review and discuss with the independent auditors (1) the report of their annual audit, or proposed report of their annual audit, (2) the accompanying management letter, if any, (3) the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 100, and (4) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, (1) a review of major issues regarding (a) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and (b) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (2) a review of analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles ("GAAP") on the financial statements, and (3) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

SECTION 9. DISCUSS RISK MANAGEMENT POLICIES. The Committee shall discuss policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk, including the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

SECTION 10. ESTABLISH PROCEDURES FOR COMPLAINTS REGARDING FINANCIAL STATEMENTS OR ACCOUNTING POLICIES. The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

SECTION 11. REVIEW AND DISCUSS OTHER MATTERS. The Committee shall review and discuss with management or the independent auditors such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

SECTION 12. MAKE BOARD REPORTS. The Committee shall report its activities to the Board in such manner and at such times, but at least quarterly, as the Committee or the Board deems appropriate. Such report shall include the Committee's conclusions with respect to its evaluation of the independent auditors.

SECTION 13. OTHER DUTIES. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

                                   ARTICLE V

                            MEETINGS OF THE COMMITTEE

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee Chairman shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing an agenda therefor and supervising the conduct thereof. Any Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chairman or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or bylaws, or this Charter.

The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any member, consultant or retained expert of the Committee. The Committee shall meet with the Company's management and the independent auditors periodically in separate private sessions to discuss any matter that the Committee believes should be discussed privately.

                                   ARTICLE VI

                    RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate, in the Committee's discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Committee appropriate, in the Committee's discretion, for the discharge of the Committee's functions and responsibilities.

                                  ARTICLE VII

                             AUDIT COMMITTEE REPORT

The Committee, with the assistance of management and advice from the independent auditors and outside legal counsel, shall prepare the audit committee report to be included in the Company's proxy statement relating to the Company's annual meeting of stockholders.

                                  ARTICLE VIII

                                REVIEW OF CHARTER

The Committee shall periodically conduct a review and reassessment of the adequacy of this Charter, and recommend any changes to the Board. The Committee shall conduct this charter review and reassessment in such manner as the Committee, in its business judgment, deems appropriate.

                                   APPENDIX B

                          AMERICAN MEDICAL ALERT CORP.
                          NOMINATING COMMITTEE CHARTER

PURPOSE

The function of the Nominating Committee (the "Committee") is to identify individuals qualified to become board members and to recommend individuals for the Board of Directors to (i) nominate for election as directors at the annual meeting of stockholders, or (ii) appoint as directors in the interim for the purpose of filing vacancies.

COMPOSITION

The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" as such term is defined in the Nasdaq Marketplace Rules.

APPOINTMENT AND REMOVAL

Each member of the Committee shall be appointed by the majority of the entire Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a vote of a majority of the entire Board of Directors.

CHAIRPERSON

A Chairperson may be elected by the full Board of Directors, or, if not elected by the full Board of Directors, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership. The Chairperson, if one is elected, will chair all regular sessions of the Committee and set the agendas for Committee meetings.

MEETINGS

The Committee shall meet as frequently as circumstances require. Any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

DUTIES AND RESPONSIBILITIES

The Committee shall have the following duties and responsibilities:

o Establish criteria for the selection of directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate's experience, areas of expertise and any other factors the members of the Committee deem appropriate.

o Identify individuals believed to be qualified as candidates to serve on the Board of Directors and recommend that the Board of Directors (i) nominate such candidates for election by the stockholders at an annual or special meeting, or (ii) appoint such candidates as directors in the interim for the purpose of filing vacancies.

o        Perform  any  other  activities   consistent  with  this  Charter,  the
         Company's By-laws and governing law as the Committee or the Board of Directors deem appropriate.

QUALIFICATIONS OF CANDIDATES

A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations. In recommending director candidates, the Nominating Committee will take into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of the healthcare industry, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board member's experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTORS RECOMMENDED BY SHAREHOLDERS

The Committee will accept recommendations for potential nominees for director from shareholders of the Company. Anyone wishing to recommend an individual for the Board of Directors should forward the name, address and biographical information of a potential nominee to the Nominating Committee of the Board of Directors of American Medical Alert Corp., c/o American Medical Alert Corp., 3265 Lawson Boulevard, Oceanside, NY 11576. Such shareholder must submit in writing to the Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. Potential director nominees submitted by shareholders of the Company will not be considered by the Committee if they are not timely submitted in accordance with the Company's By-laws and proxy statements (these timing requirements are not applicable to persons nominating by or at the direction of the Board of Directors). If the Committee chooses to consider any such potential nominee, the Committee will evaluate a potential nominee by personal interview, such interview to be conducted by one or more members of the Committee, and/or any other method the Committee deems appropriate, which may, but need not, include a questionnaire. The Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Committee does not intend to recommend the nomination of a sitting director for re-election.

The Board of Directors encourages all of its members to attend the Company's annual meeting so that each director may listen to any concerns that stockholders may have that are raised at an annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the Committee when determining those board members who will be recommended to the Board of Directors for re-election.

STOCKHOLDER COMMUNICATIONS

The Board of Directors of the Company encourages the Company's stockholders to send any concerns or comments they might have relating to the Company to the Committee at the address indicated above.

ADVISORS

The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The fees incurred for such services shall be paid for by the Company.

REPORTS AND PERFORMANCE REVIEW

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting. The Committee shall review the adequacy of this Charter from time to time and recommend any proposed changes to the Board of Directors for approval.

                                   PROXY CARD

PROXY                                                                      PROXY
-----                                                                      -----

                          AMERICAN MEDICAL ALERT CORP.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

         The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP. (the "Company"), revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Company (the "Meeting"), to be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174, on Thursday, July 22, 2004 at 10:00 A.M., Eastern time, and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made below and on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the Meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, and FOR proposal 2 (ratification of the selection of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2004).

PLEASE   MARK   YOUR    |_|
CHOICE  LIKE THIS IN
BLUE OR BLACK INK

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
                                LISTED NOMINEES

(1) Election of directors:
    ---------------------

         Nominees: 1. Howard M. Siegel                 5. Frederic S. Siegel
                   2. Delphine Mendez de Leon          6. Ronald Levin
                   3. James F. LaPolla                 7. Yacov Shamash
                   4. Jack Rhian

      FOR all nominees listed                       WITHHOLD AUTHORITY to vote
(except as marked to the contrary*)                for all listed nominees above
              |_|                                              |_|

(*Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

             PLEASE MARK YOUR CHOICE ON ALL PROPOSALS, AND DATE AND
                      SIGN THIS PROXY ON THE REVERSE SIDE

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:



(2)  To  ratify  the   selection  of    FOR        AGAINST          ABSTAIN
Margolin,  Winer  &  Evens,  LLP  as
independent  public  accountants  of
the  Company  for  the  fiscal  year
ending December 31, 2004.               |_|          |_|              |_|

         The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1, FOR Proposal 2, and in accordance with the discretion of the persons appointed as Proxies on such other matters as may properly come before the Meeting. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons appointed as Proxies shall have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the existing Board of Directors.

                                         Dated:  _____________________, 2004

                                         __________________________________

                                         __________________________________
                                                    Signature(s)
                                         (Signature(s)  should  conform to names
                                         as   registered.   For  jointly   owned
                                         shares,  each owner should  sign.  When
                                         signing    as    attorney,    executor,
                                         administrator,   trustee,  guardian  or
                                         officer of a  corporation,  please give
                                         full title.)

             PLEASE MARK YOUR CHOICE ON ALL PROPOSALS, AND DATE AND
                         SIGN ABOVE AND RETURN PROMPTLY